Exhibit 10.1

Execution Version

COMMITMENT INCREASE AND EXTENSION AGREEMENT

This COMMITMENT INCREASE AND EXTENSION AGREEMENT (this “Agreement”), dated effective as of February 5, 2015 (the “Effective Date”), is by and among EnLink Midstream Partners, LP (formerly known as Crosstex Energy, L.P.), a Delaware limited partnership (the “Borrower”), the Lenders party hereto, and Bank of America, N.A., as an L/C Issuer, as Swing Line Lender, and as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of February 20, 2014 (the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request an increase in the Aggregate Commitments by allowing one or more existing Lenders to increase their respective Commitments;

WHEREAS, the Borrower has given notice to the Administrative Agent and the Lenders of its request to increase the Aggregate Commitments by $500,000,000;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request an extension of the Maturity Date;

WHEREAS, the Lenders party hereto have agreed to extend the Maturity Date of their respective Commitments as more particularly set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties and agreements herein contained, the parties hereto agree as follows:

Section 1.                                          Increase of Aggregate Commitment.  Pursuant to Section 2.15 of the Credit Agreement and upon the effectiveness of this Agreement pursuant to Section 3 below, the Aggregate Commitments are hereby increased from $1,000,000,000.00 to $1,500,000,000.00.  The Commitment of each Lender (including the Lenders who have severally agreed to increase their respective Commitments (each, an “Increasing Lender” and collectively, the “Increasing Lenders”)) is set forth on Schedule 2.01 to the Credit Agreement attached hereto, in each case after giving effect to this Agreement and the increase of the Aggregate Commitment pursuant to this Agreement.  The Maturity Date of the respective Commitments of each Lender shall be the “Maturity Date”, as defined in the Credit Agreement after giving effect to this Agreement. After giving effect to this Agreement, Section 2.15 of the Credit Agreement is deemed to be modified to permit the Borrower to request an increase in the Aggregate commitments four additional times in an aggregate amount not to exceed an additional $500,000,000 during the remaining term of the Credit Agreement and otherwise in accordance with the terms of Section 2.15. If any Increasing Lender that requests a Note to reflect its increased Commitment is in possession of a Note in the amount of its Commitment before giving effect to this Agreement (each an “Existing Note”), such Increasing Lender shall, promptly after receipt of its new Note, mark such Existing Note “cancelled” and return such Existing Note to the Borrower.

Section 2.                                          Consent to Extension of Maturity Date.  Upon the effectiveness of this Agreement pursuant to Section 3 below, the Maturity Date of the Commitments of each Lender party hereto is hereby extended to March 6, 2020, as set forth on Schedule 2.01 to the Credit Agreement attached hereto.  The Maturity Date with respect to the Commitments of each Non-Extending Lender, if any, shall remain unchanged, as set forth on Schedule 2.01 to the Credit Agreement attached hereto.  The extension of the Maturity Date on the Effective Date of this Agreement as set forth in this Section 2 shall be deemed to constitute an exercise of the Borrower’s right to request an extension pursuant to Section 2.14 of the Credit Agreement, and the effective date of such extension of the Maturity Date shall be deemed to be the Effective Date. Each Lender party hereto acknowledges that for the purpose of the certificate required to be delivered pursuant to Section 2.14(f) of the Credit Agreement, the Notice Date shall be deemed to be the Effective Date. After giving effect to this Agreement, Section 2.14(a)(i) of the Credit Agreement is deemed to be modified to permit the Borrower to request two additional extensions of the Maturity Date during the remaining term of the Credit Agreement and otherwise in accordance with the terms of Section 2.14.

Section 3.                                          Conditions Precedent.  This Agreement shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a)                                 Documentation. The Administrative Agent shall have received the following, each dated as of the Effective Date, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:

(1)                                 counterparts of this Agreement duly executed by the Borrower, each Extending Lender (which collectively must constitute Lenders holding Commitments, in the aggregate, in an amount greater than 50% of the aggregate amount of the Commitments outstanding immediately prior to the Effective Date hereof), each Increasing Lender, the Administrative Agent, the Swing Line Lender and each L/C Issuer;

(2)                                 to the extent requested by any Increasing Lender, a Note payable to such Increasing Lender in the amount of such Increasing Lender’s Commitment, as increased hereby;

(3)                                 a certificate executed by a Responsible Officer of the Borrower dated as of the Effective Date (A) certifying (i) that there have been no changes to the organizational documents of the Borrower since the Funding Date or, if there have been any such changes, attaching a true and correct copy of such modified organizational documents, (ii) certifying that attached thereto is a true and complete copy of resolutions adopted by the general partner of the Borrower on behalf of the Borrower approving or consenting to the extension of the Maturity Date, the increase in the Aggregate Commitments, and the other terms of this Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (iii) as to the incumbency and specimen signature of each officer of the Borrower (or its general partner) executing this Agreement, any Loan Document delivered in connection herewith, if any, or any other document delivered in connection herewith on behalf of the Borrower, and (B) certifying that, both before and after giving effect to this Agreement, the increase of the Aggregate Commitments pursuant to this Agreement and the extension of the Maturity Date pursuant to this Agreement, (i) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, in which case such representations and warranties shall be accurate and complete in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, in which case such representations and warranties shall be accurate and complete in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (ii) no Default exists;

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(4)                                 such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower; and

(5)                                 such documentation and other information requested by the Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including without limitation, the Patriot Act.

(b)                                 Accuracy of Representations and Warranties. The representations and warranties set forth in Section 4(c) hereof shall be true and correct.

(c)                                  Payment of Fees and Expenses.  On the Effective Date, the Borrower shall have paid (i) the fees set forth in that certain fee letter dated as of January 15, 2015, among Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Borrower and (ii) all other costs and expenses which are payable pursuant to Sections 3.05 and 10.04 of the Credit Agreement to the extent that the Borrower has received an invoice therefor at least two Business Days prior to the Effective Date.

Section 4.                                          Miscellaneous.

(a)                                 Modified Terms. On and after the Effective Date, all references to the Credit Agreement or the other Loan Documents in each of the Credit Agreement or the other Loan Documents shall hereafter mean the Credit Agreement or the other Loan Documents as modified by this Agreement.  Except as specifically modified hereby or otherwise agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms. On and after the Effective Date, each reference to “Crosstex Energy, L.P.” in the Credit Agreement or any Loan Document shall be amended to be a reference to “EnLink Midstream Partners, LP (formerly known as Crosstex Energy, L.P.)”. On and after the Effective Date, each reference to “Crosstex Energy GP, LLC” in the Credit Agreement or any Loan Document shall be amended to be a reference to “EnLink Midstream GP, LLC (formerly known as Crosstex Energy GP, LLC)”. On and after the Effective Date, Schedule 2.01 to the Credit Agreement shall be modified to read as set forth on Schedule 2.01 attached hereto. On the Effective Date, the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of Loans, together with any Loans funded on the Effective Date, reflect the respective Applicable Percentages of the Lenders set forth on Schedule 2.01 attached hereto.

(b)                                 FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(c)                                  Representations and Warranties.  The Borrower represents and warrants as follows:

(1)                                 It (or its general partner) has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(2)                                 This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii)

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general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(3)                                 No material consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party that has not been obtained is required to be made or obtained by the Borrower pursuant to the provisions of any material Law applicable to it as a condition to its execution, delivery or performance of this Agreement, except those that would ordinarily be made or done in the ordinary course of business after the Effective Date.

(4)                                 After giving effect to this Agreement, the representations and warranties set forth in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(5)                                 After giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)                                 Reaffirmation of Obligations.  The Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (as modified by this Agreement) and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

(e)                                  Loan Document.  This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

(f)                                   Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Bracewell & Giuliani LLP, as the Administrative Agent’s legal counsel.

(g)                                  Further Assurances.  The Borrower agrees to promptly take such reasonable action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Agreement.

(h)                                 Entirety.  This Agreement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

(i)                                     Counterparts; Telecopy.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this

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Agreement.  Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

(j)                                    GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(k)                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(l)                                     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(m)                             No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

ENLINK MIDSTREAM PARTNERS, LP

By: EnLink Midstream GP, LLC, its general partner

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Henry Pennell
Name:	Henry Pennell
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

LENDERS:

BANK OF AMERICA, N.A.
as Swing Line Lender, an L/C Issuer, a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

CITIBANK, N.A., as a Lender, an L/C Issuer, an Increasing Lender and an Extending Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

WELLS FARGO BANK, N.A., as a Lender, an L/C Issuer, an Increasing Lender and an Extending Lender

By:	/s/ Brandon Kast
Name:	Brandon Kast
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

BANK OF MONTREAL, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

ROYAL BANK OF CANADA, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

BARCLAYS BANK PLC, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Christine Aharonian
Name:	Christine Aharonian
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

COMPASS BANK, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Senior Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

COMERICA BANK, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ John S. McGill
Name:	John S. McGill
Title:	Director

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

GOLDMAN SACHS BANK USA, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

JPMORGAN CHASE BANK, N.A., as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

MORGAN STANLEY BANK, N.A., as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

PNC BANK, NATIONAL ASSOCIATION, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ M. Colin Warman
Name:	M. Colin Warman
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

THE ROYAL BANK OF SCOTLAND PLC, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Authorised Signatory

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

UBS AG, STAMFORD BRANCH, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

U.S. BANK NATIONAL ASSOCIATION, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

AMEGY BANK NATIONAL ASSOCIATION, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

SCOTIABANC INC., as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ J. F. Todd
Name:	J. F. Todd
Title:	Managing Director

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

FIFTH THIRD BANK, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director - Energy Finance

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

THE HUNTINGTON NATIONAL BANK, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

RAYMOND JAMES BANK N.A., as a Lender and an Extending Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

REGIONS BANK, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and an Extending Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

SUNTRUST BANK, as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement

EnLink Midstream Partners, LP

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage	Maturity Date
Bank of America, N.A.	$82,000,000.00	5.466666667%	March 6, 2020
Citibank, N.A.	$82,000,000.00	5.466666667%	March 6, 2020
Wells Fargo Bank, N.A.	$82,000,000.00	5.466666667%	March 6, 2020
Bank of Montreal	$82,000,000.00	5.466666667%	March 6, 2020
Royal Bank of Canada	$82,000,000.00	5.466666667%	March 6, 2020
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$58,000,000.00	3.866666667%	March 6, 2020
Barclays Bank PLC	$58,000,000.00	3.866666667%	March 6, 2020
Compass Bank	$58,000,000.00	3.866666667%	March 6, 2020
Comerica Bank	$58,000,000.00	3.866666667%	March 6, 2020
Credit Suisse AG, Cayman Islands Branch	$58,000,000.00	3.866666667%	March 6, 2020
Deutsche Bank AG New York Branch	$58,000,000.00	3.866666667%	March 6, 2020
Goldman Sachs Bank USA	$58,000,000.00	3.866666667%	March 6, 2020
JPMorgan Chase Bank, N.A.	$58,000,000.00	3.866666667%	March 6, 2020
Morgan Stanley Bank, N.A.	$58,000,000.00	3.866666667%	March 6, 2020
PNC Bank, National Association	$58,000,000.00	3.866666667%	March 6, 2020
The Royal Bank of Scotland Plc	$58,000,000.00	3.866666667%	March 6, 2020
UBS AG, Stamford Branch	$58,000,000.00	3.866666667%	March 6, 2020
U.S. Bank National Association	$58,000,000.00	3.866666667%	March 6, 2020
Credit Agricole Corporate and Investment Bank	$58,000,000.00	3.866666667%	March 6, 2020
SunTrust Bank	$58,000,000.00	3.866666667%	March 6, 2020
Scotiabanc Inc.	$40,000,000.00	2.666666667%	March 6, 2020
The Huntington National Bank	$40,000,000.00	2.666666667%	March 6, 2020
Regions Bank	$40,000,000.00	2.666666667%	March 6, 2020
Amegy Bank National Association	$30,000,000.00	2.000000000%	March 6, 2020
Fifth Third Bank	$30,000,000.00	2.000000000%	March 6, 2020
Raymond James Bank N.A.	$20,000,000.00	1.333333333%	March 6, 2020
Sumitomo Mitsui Banking Corporation	$20,000,000.00	1.333333333%	March 6, 2020

Total	$1,500,000,000.00	100.000000000%

Schedule 2.01 to Credit Agreement

EnLink Midstream Partners, LP